SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk

                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

As described in "Note 14--Subsequent Events" to the Condensed Consolidated Financial Statements (Unaudited) under "Item 1--Financial Statements" of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 filed on November 14, 2002 by United Pan-Europe Communication N.V. (the "Company"), the Company's wholly-owned indirect subsidiary, Cable Network Zuid-oost Brabant Holding B.V. ("Cable Brabant"), agreed to sell all of the material assets of Cable Brabant to First International Bank of Israel Ltd. ("FiBI") resulting in the cancellation of its obligations to repay its loan from FiBI. This previously announced transaction closed on February 24, 2003.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                   By: /s/ Anton A.M. Tuijten
                                      ------------------------------------------
                                      Name:   Anton A.M. Tuijten
                                      Title:  Member of the Board of Management
                                              and General Counsel

Dated:  February 25, 2003